As filed with the Securities and Exchange Commission on July 18, 2005

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 15, 2005


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                       1-5706                 58-0971455
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 (State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)

        8000 Tower Point Drive, Charlotte, NC                     28227
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       (Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code:      (704) 321-7380
                                                                 ---------------

          (Former name or former address, if changed since last report)



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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.04         Triggering Events That Accelerate or Increase a Direct
                  Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Metromedia International Group, Inc. (the "Company") has outstanding $152 million in principal amount of 10 1/2% Senior Discount Notes due 2007 (the "Senior Notes") which are governed by an indenture (as amended by that certain First Supplemental Indenture, dated as of June 14, 2005, the "Indenture") between the Company and U.S. Bank Trust National Association, a national banking association, as trustee (the "Trustee"). As previously announced by the Company and reported in earlier Securities and Exchange Commission ("SEC") filings, the Company has not filed with the SEC its Annual Report on Form 10-K for the fiscal year ended December 31, 2004 (the "Form 10-K"), delivered its Form 10-K to the Trustee and the holders of the Senior Notes and delivered certain other annual certificates (the "Certificates") to the Trustee, in each case on or prior to July 15, 2005 as required under the Indenture. Accordingly, an event of default on the Senior Notes exists as of July 16, 2005, thereby permitting the Trustee or holders of at least 25% of the aggregate principal amount of the Senior Notes outstanding to declare all Senior Notes to be due and payable immediately. If this were to happen, the Company would not have sufficient corporate cash available to meet this obligation.

As announced on July 15, 2005, the Company has reached an agreement in principle with the holder (the "Holder") of in excess of 80% of the aggregate outstanding principal amount of the Senior Notes, subject to preparation and execution of definitive documentation, in respect of an additional waiver of the defaults and event of default described above through August 15, 2005, with a Company option to extend the waiver through September 15, 2005. No event of default in respect of the Company's failure to file the Form 10-K with the SEC, deliver the Form 10-K to the Trustee and the holders of the Senior Notes and deliver the Certificates to the Trustee will exist during the period of the waiver and the Senior Notes cannot be declared due and immediately payable based on the foregoing during such period. In partial consideration of the foregoing, the Company has committed to elect to optionally redeem all of the outstanding Senior Notes utilizing a portion of the proceeds from the pending sale of its interest in Peterstar ZAO.

The Company cannot at this time provide any further guidance as to when the annual audited financial statements for fiscal year 2004 will be completed or when the Form 10-K will be filed with the SEC.

The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits

(c)      Exhibits

         99.1 Press Release of Metromedia International Group, Inc., dated July 15, 2005.



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                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            METROMEDIA INTERNATIONAL GROUP, INC.


                                            By:  /S/ HAROLD F. PYLE, III
                                                 -------------------------------
                                                 Name:  Harold F. Pyle, III
                                                 Title: Executive Vice President
                                                        Finance, Chief Financial
                                                        Officer and Treasurer

Date: July 18, 2005
Charlotte, NC